Exhibit 10.46

SEVENTH AMENDMENT TO AGREEMENT FOR LEASE OF REAL PROPERTY
THIS SEVENTH AMENDMENT TO AGREEMENT FOR LEASE OF REAL PROPERTY (this “Amendment”) is made as of November 12, 2014, by and among PINNACLE HEALTH HOSPITALS, a Pennsylvania non-profit corporation (“Lessor”), and AMERICAN REALTY CAPITAL VII, LLC, a Delaware limited liability company (“ARC VII”), ARHC BRHBGPA01, LLC, a Delaware limited liability company (“Brady Lessee”), ARHC FOMBGPA01, LLC, a Delaware limited liability company (“FOC Lessee”), ARHC LMHBGPA01, LLC, a Delaware limited liability company (“Landis Lessee”), and ARHC CHHBGPA01, LLC, a Delaware limited liability company (“Community Lessee,” and together with ARC VII, Brady Lessee, FOC Lessee and Landis Lessee, collectively, “Lessee”).
WHEREAS, ARC VII and Lessor entered into that certain Agreement for Lease of Real Property, having an effective date of June 16, 2014 (the “Initial Agreement”), that certain First Amendment to Agreement for Lease of Real Property, dated as of July 16, 2014 (the “First Amendment”), that certain Second Amendment to Agreement for Lease of Real Property, dated as of August 1, 2014 (the “Second Amendment”), that certain Third Amendment to Agreement for Lease of Real Property, dated as of September 26, 2014 (the “Third Amendment”), that certain Fourth Amendment to Agreement for Lease of Real Property, dated as of October 10, 2014 (the “Fourth Amendment”), that certain Fifth Amendment to Agreement for Lease of Real Property, dated as of October 22, 2014 (the “Fifth Amendment”), and that certain Sixth Amendment to Agreement for Lease of Real Property, dated as of October 31, 2014 (the “Sixth Amendment”; the Initial Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and the Sixth Amendment, the “Agreement”), with regard to the Property, as more particularly described in the Agreement.
WHEREAS, ARC VII assigned its interest under the Agreement (a) with respect to the Brady Property, to Brady Lessee, (b) with respect to the Community Health Property, to Community Lessee, (c) with respect to the FOC Property, to the FOC Lessee, and (d) with respect to the Landis Property, to the Landis Lessee. Lessee and Lessor wish to amend the Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual promise contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree that the Agreement shall be amended as follows:

1.
Closing Date. Notwithstanding anything to the contrary contained in the Agreement, the Closing Date for the Bloom Property and the Medical Sciences Property shall occur on or before November 21, 2014, subject, in each case, to any applicable extension periods set forth in the Agreement.

2.
Miscellaneous. Except as expressly modified hereby the terms of the Agreement shall remain in full force and effect as written. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this Amendment which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature of this Amendment to the other party upon request.

[Signatures appear on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.

LESSEE:	LESSOR:

AMERICAN REALTY CAPITAL VII, LLC, a Delaware limited liability company	PINNACLE HEALTH HOSPITALS, a Pennsylvania non-profit corporation
By:/s/ Edward M. Weil, Jr. Name: Edward M. Weil, Jr. Title: President	By:/s/ Christopher P. Markley Name: Christopher P. Markley Title: SVP, Secretary and General Counsel

ARHC BRHBGPA01, LLC, a Delaware limited liability company
By:/s/ Jesse C. Galloway Name: Jesse C. Galloway Title: Authorized Signatory

ARHC FOMBGPA01, LLC, a Delaware limited liability company
By:/s/ Jesse C. Galloway Name: Jesse C. Galloway Title: Authorized Signatory

ARHC LMHBGPA01, LLC, a Delaware limited liability company
By:/s/ Jesse C. Galloway Name: Jesse C. Galloway Title: Authorized Signatory

ARHC CHHBGPA01, LLC, a Delaware limited liability company
By:/s/ Jesse C. Galloway Name: Jesse C. Galloway Title: Authorized Signatory